EXHIBIT 21

                         SUBSIDIARIES OF THE REGISTRANT


                                                                                                          Percentage
                                                                                                           of Voting
                                                    Jurisdiction                                          Securities
                                                         of                      Owning                    Owned by
                      Company                       Incorporation                Entity                   Registrant
                      -------                       -------------                ------                   ----------
Omnicom Group Inc................................     New York                     --                           --
AGENCY.COM Ltd...................................     New York              Communicade Inc.                   40%
Razorfish, Inc...................................     New York              Communicade Inc.                   40%
Cline Davis & Mann, Inc..........................     New York                 Registrant                     100%
Omnicom International Inc........................     Delaware                 Registrant                     100%
Omnicom Management Inc...........................     Delaware                 Registrant                     100%
Omnicom Finance Inc..............................     Delaware                 Registrant                     100%
Omnicom International Holdings Inc...............     Delaware                 Registrant                     100%
Communicade Inc..................................     Delaware                 Registrant                     100%
C-D Acquisitions Inc.............................     Delaware                 Registrant                     100%
Strategic Alliance Services Inc..................     Delaware                 Registrant                     100%
Organic Online, Inc..............................     Delaware              Communicade Inc.                   20%
Think New Ideas Inc..............................     Delaware              Communicade Inc.                   16%
Goodby, Silverstein & Partners Holdings Inc......    California                Registrant                     100%
Goodby, Silverstein & Partners Inc...............    California  Goodby, Silverstein & Partners Holdings Inc. 100%
Red Sky Interactive..............................    California             Communicade Inc.                   40%
Interactive Solutions, Inc.......................   Massachusetts           Communicade Inc.                   40%
Case Dunlap......................................       Texas          CD Acquisition Corporation              49%
Integer Group....................................       Texas          CD Acquisition Corporation              85%
Omnicom Finance Ltd..............................  United Kingdom   Diversified Agency Services Ltd.          100%
BBDO Worldwide Inc...............................     New York                 Registrant                     100%
BBDO Atlanta, Inc................................      Georgia             BBDO Worldwide Inc.                100%
BBDO Chicago, Inc................................     Delaware             BBDO Worldwide Inc.                100%
BBDO Detroit, Inc................................     Delaware             BBDO Worldwide Inc.                100%
BBDO International Inc...........................     Delaware         Omnicom International Inc.             100%
Baker Lovick, L.L.C..............................     Delaware              BBDO Canada Inc.                   99%
                                                                        Omnicom Finance Limited                 1%
Ross Roy Communications, Inc.....................     Michigan                 Registrant                     100%
RR Realty, Inc...................................     Michigan        Ross Roy Communications, Inc.           100%
RR Bloomfield Limited Partnership................     Michigan               RR Realty, Inc.                  100%
Bloomfield Parkway Associates....................     Michigan      RR Bloomfield Limited Partnership          50%
RATTO/BBDO S.A...................................     Argentina            BBDO Worldwide Inc.                 40%
Clemenger BBDO Ltd...............................     Australia            BBDO Worldwide Inc.                 47%
Clemenger Sydney Pty. Ltd........................     Australia            Clemenger BBDO Ltd.                 47%
Clemenger Perth Pty. Ltd.........................     Australia            Clemenger BBDO Ltd.                 21%
Clemenger Tasmania Pty. Ltd......................     Australia            Clemenger BBDO Ltd.                 47%
Clemenger Brisbane Pty. Ltd......................     Australia            Clemenger BBDO Ltd.                 47%
Clemenger Adelaide Pty. Ltd......................     Australia            Clemenger BBDO Ltd.                 47%
Clemenger Melbourne Pty. Ltd.....................     Australia            Clemenger BBDO Ltd.                 47%
Diversified Marketing Services Pty. Ltd..........     Australia            Clemenger BBDO Ltd.                 47%
TEAM/BBDO Werbeagentur Ges. m.b.H................      Austria             BBDO Worldwide Inc.                100%
TEAM/BBDO Werbeagentur Ges. m.b.H & Co. Kg.......      Austria      TEAM/BBDO Werbeagentur Ges.m.b.H           87%
Palla, Koblinger & Partner GmbH..................      Austria      TEAM/BBDO Werbeagentur Ges.m.b.H           20%
BBDO Belgium S.A.................................      Belgium             BBDO Worldwide Inc.                 88%
Sponsoring & Event Marketing S.A.................      Belgium              BBDO Belgium S.A.                  65%
Omnimedia S.A....................................      Belgium              BBDO Belgium S.A.                  44%
Morael & Partners S.A............................      Belgium              BBDO Belgium S.A.                  61%
VVL/BBDO S.A.....................................      Belgium              BBDO Belgium S.A.                  70%
Moors Bloomsbury.................................      Belgium              BBDO Belgium S.A.                  61%
N'Lil S.A........................................      Belgium              BBDO Belgium S.A.                  45%
Optimum Media Team S.A...........................      Belgium              BBDO Belgium S.A.                  44%
                                                                       DDB Needham Worldwide S.A.              46%
The Media Partnership............................      Belgium              BBDO Belgium S.A.                  22%


                                                                                                          Percentage
                                                                                                           of Voting
                                                    Jurisdiction                                          Securities
                                                         of                      Owning                    Owned by
                      Company                       Incorporation                Entity                   Registrant
                      -------                       -------------                ------                   ----------
Topolino S.A.....................................      Belgium              BBDO Belgium S.A.                  45%
BBDO/Business Communications S.A.................      Belgium              BBDO Belgium S.A.                  70%
ALMAP/BBDO Comunicacoes Ltda.....................      Brazil            BBDO Publicidade, Ltda.               70%
BBDO Publicidade, Ltda...........................      Brazil              BBDO Worldwide Inc.                100%
McKim Communications Limited.....................      Canada               BBDO Canada Inc.                  100%
The Gaylord Group Ltd............................      Canada               BBDO Canada Inc.                   70%
PNMD, Inc........................................      Canada               BBDO Canada Inc.                   49%
BBDO Canada Inc..................................      Canada              BBDO Worldwide Inc.                100%
Ross Roy Group of Canada, Ltd....................      Canada         Ross Roy Communications, Inc.           100%
Ross Roy Communications Canada Limited...........      Canada        Ross Roy Group of Canada, Ltd.            67%
BBDO Chile, S.A..................................       Chile              BBDO Worldwide Inc.                 45%
BBDO/CNUAC Advertising Co. Ltd...................       China            BBDO Asia Pacific Ltd.                51%
Alberto H. Garnier, S.A..........................    Costa Rica            BBDO Worldwide Inc.                 20%
BBDO Zagreb......................................      Croatia             BBDO Worldwide Inc.                 60%
Impact/BBDO International Ltd....................      Cyprus              BBDO Worldwide Inc.                 44%
Impact/BBDO Group Partnership....................      Cyprus        Impact/BBDO International Ltd.            44%
                                                                Impact/BBDO Advertising & Marketing Ltd.        1%
Impact/BBDO Advertising & Marketing Ltd..........      Cyprus        Impact/BBDO International Ltd.            44%
Mark/BBDO Ltd....................................  Czech Republic      BBDO Worldwide Europe GmbH              45%
Media Direction Ltd..............................  Czech Republic      BBDO Worldwide Europe GmbH              30%
BBDO Denmark A/S.................................      Denmark              BBDO Holding A/S                   75%
BBDO Business Communications A/S.................      Denmark              BBDO Holding A/S                   32%
BBDO Holding A/S.................................      Denmark             BBDO Worldwide Inc.                 81%
SEPIA A/S........................................      Denmark              BBDO Denmark A/S                   19%
The Media Partnership A/S........................      Denmark              BBDO Denmark A/S                   14%
Impact/BBDO Ltd..................................       Egypt        Impact/BBDO International Ltd.            40%
Apex Publicidad, S.A.............................    El Salvador              Garnier/BBDO                     15%
Bookkeeper Investment OY.........................      Finland         BBDO Worldwide Europe GmbH              93%
La Compagnie/BBDO S.A............................      France          BBDO Worldwide Europe GmbH             100%
The Media Partnership ...........................      France            La Compagnie/BBDO S.A.                17%
West End S.A.....................................      France            La Compagnie/BBDO S.A.               100%
Proximite S.A....................................      France            La Compagnie/BBDO S.A.                76%
Realisation S.A..................................      France            La Compagnie/BBDO S.A.                97%
Deslegan S.A.....................................      France            La Compagnie/BBDO S.A.                40%
Reflexions S.A...................................      France            La Compagnie/BBDO S.A.               100%
BLL Looping......................................      France            La Compagnie/BBDO S.A.                25%
CLM/BBDO S.A.....................................      France            La Compagnie/BBDO S.A.               100%
BBDO Interactive GmbH............................      Germany                  BBDO GmbH                      40%
KNSK/BBDO Werbeagentur Gmbh......................      Germany                  BBDO GmbH                      40%
NOVUM Marketing- und Vertriebsberatung GmbH......      Germany                  BBDO GmbH                      32%
The Media Partnership GmbH.......................      Germany                  BBDO GmbH                      20%
Stein Holding GmbH...............................      Germany                  BBDO GmbH                      80%
TEAM DIRECT Ges fur Direct Marketing GmbH........      Germany                  BBDO GmbH                      64%
Boebel, Adam Werbeagentur GmbH...................      Germany                  BBDO GmbH                      34%
Art & Production Advertising Services GmbH.......      Germany                  BBDO GmbH                      52%
Sponsor Partners GmbH............................      Germany                  BBDO GmbH                      58%
Media Direction GmbH.............................      Germany                  BBDO GmbH                      57%
HM1 Ges. f. Direktmarketing and Werbelogistik GmbH      Germany                 BBDO GmbH                      52%
BBDO Dusseldorf GmbH.............................      Germany                  BBDO GmbH                      80%
Art & Production pre-press center GmbH...........      Germany   Art & Production Advertising Services GmbH    52%
Hildmann  & Schneider Werbeagentur GmbH..........      Germany                  BBDO GmbH                      80%
BBDO Dusseldorf GmbH Werbeagentur................      Germany                  BBDO GmbH                      80%
SELL BY TEL Telefon und Direktmarketing GmbH.....      Germany                  BBDO GmbH                      48%
Claus Koch Corporate Communications GmbH.........      Germany                  BBDO GmbH                      30%
BBDO Media Team GmbH.............................      Germany                  BBDO GmbH                      57%

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                                      S-3

                                                                                                          Percentage
                                                                                                           of Voting
                                                    Jurisdiction                                          Securities
                                                         of                      Owning                    Owned by
                      Company                       Incorporation                Entity                   Registrant
                      -------                       -------------                ------                   ----------
M.I.D GmbH.......................................      Germany                  BBDO GmbH                      40%
Hiel/BBDO GmbH...................................      Germany                  BBDO GmbH                      32%
K & K Kohtes & Klewes Kommunikation GmbH.........      Germany                  BBDO GmbH                      39%
Economia Holding GmbH (Hamburg)..................      Germany                  BBDO GmbH                      40%
Kofner & Partner Werbeagentur GmbH...............      Germany                  BBDO GmbH                      32%
Leonhardt & Kern Werbung GmbH....................      Germany                  BBDO GmbH                      32%
Luders/BBDO Werbeagentur GmbH....................      Germany                  BBDO GmbH                      39%
BBDO Dusseldorf GmbH Advertising.................      Germany                  BBDO GmbH                      80%
Leonhardt & Kern Alpha GmbH Werbeagentur.........      Germany        Leonhardt & Kern Werbung GmbH            20%
Leonhardt & Kern Beta GmbH Werbeagentur..........      Germany        Leonhardt & Kern Werbung GmbH            24%
Leonhardt & Kern Gamma GmbH Werbeagentur.........      Germany        Leonhardt & Kern Werbung GmbH            24%
BBDO GmbH .......................................      Germany         BBDO Worldwide Europe GmbH              80%
BBDO Worldwide Europe GmbH.......................      Germany             BBDO Worldwide Inc.                100%
Design and Grafikstudio "An der Alster" GmbH.....      Germany       Economia Holding GmbH (Hamburg)           32%
Manfred Baumann GmbH Hamburg.....................      Germany       Economia Holding GmbH (Hamburg)           40%
Economia Ges. f. Marketing and Werb. GmbH & Co KG      Germany       Economia Holding GmbH (Hamburg            40%
Brodersen, Stampe und Partner Werbeagentur GmbH..      Germany       Economia Holding GmbH (Hamburg)           40%
DCS GmbH.........................................      Germany        HM1 Ges. f. Direktmarketing and
                                                                             Werbelogistik GmbH                52%
HM1 Heuser, Mayer & Partner Directmarketing GmbH.      Germany        HM1 Ges. f. Direktmarketing and
                                                                             Werbelogistik GmbH                52%
K & K Kohtes & Klewes PR GmbH....................      Germany    K & K Kohtes & Klewes Kommunikation GmbH     39%
K & K Kohtes & Klewes Kommunikation Dresden GmbH.      Germany    K & K Kohtes & Klewes Kommunikation GmbH     27%
K & K Kohtes & Klewes Kommunikation Frankfurt GmbH     Germany    K & K Kohtes & Klewes Kommunikation GmbH     31%
Viamedia* Medienagentur fur Radio & TV GmbH......      Germany    K & K Kohtes & Klewes Kommunikation GmbH     35%
PURE Information Public Relations GmbH...........      Germany    K & K Kohtes & Klewes Kommunikation GmbH     23%
K & K Kohtes, Klewes & Partner GmbH..............      Germany    K & K Kohtes & Klewes Kommunikation GmbH     23%
K&K Kohtes & Klewes Kommunikation Hamburg GmbH...      Germany    K & K Kohtes & Klewes Kommunikation GmbH     23%
Promotion Dynamics GmbH..........................      Germany             Stein Holding GmbH                  80%
Stein Promotions GmbH............................      Germany             Stein Holding GmbH                  80%
Stein Promotions Hamburg GmbH....................      Germany             Stein Holding GmbH                  80%
BBDO Advertising S.A.............................      Greece          BBDO Worldwide Europe GmbH              90%
Infomercial Direct S.A...........................      Greece             BBDO Advertising S.A.                90%
Team/Athens S.A..................................      Greece             BBDO Advertising S.A.                64%
Sponsoring Business Ltd..........................      Greece             BBDO Advertising S.A.                90%
Arrow II Advertising S.A.........................      Greece             BBDO Advertising S.A.                27%
SPO S.A..........................................      Greece             BBDO Advertising S.A.                45%
The Media Corp  S.A..............................      Greece             BBDO Advertising S.A.                90%
The Media Partnership S.A. ......................      Greece             BBDO Advertising S.A.                23%
Cinemax S.A......................................      Greece             BBDO Advertising S.A.                90%
Media Direction/Hellas S.A.......................      Greece             BBDO Advertising S.A.                90%
BBDO Business Communications S.A.................      Greece             BBDO Advertising S.A.                68%
IKON S.A.........................................      Greece             BBDO Advertising S.A.                44%
Point Zero S.A...................................      Greece             BBDO Advertising S.A.                28%
B/P/R Ltd........................................      Greece             BBDO Advertising S.A.                90%
Grafis S.A.......................................      Greece             BBDO Advertising S.A.                90%
Lamda Alpha S.A..................................      Greece             BBDO Advertising S.A.                23%
BBDO/Guatemala S.A...............................     Guatemala               Garnier/BBDO                     30%
Zeus/BBDO........................................     Honduras                Garnier/BBDO                     23%
BBDO Hong Kong Ltd...............................     Hong Kong          BBDO Asia Pacific Ltd.               100%
BBDO Asia Pacific Ltd............................     Hong Kong            BBDO Worldwide Inc.                100%
ADCOM BBDO Direct Limited........................     Hong Kong            BBDO Hong Kong Ltd.                100%
Topreklam/BBDO ..................................      Hungary         BBDO Worldwide Europe GmbH              96%
The Media Partnership............................      Hungary               Topreklam/BBDO                    24%
Hungarian Promotional............................      Hungary               Topreklam/BBDO                    53%
RK Swamy/BBDO Advertising Ltd....................       India            BBDO Asia Pacific Ltd.                20%

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                                      S-4
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
                                                                                                          Percentage
                                                                                                           of Voting
                                                    Jurisdiction                                          Securities
                                                         of                      Owning                    Owned by
                      Company                       Incorporation                Entity                   Registrant
                      -------                       -------------                ------                   ----------
Gitam/BBDO Ltd...................................      Israel              BBDO Worldwide Inc.                 20%
BBDO Italy SpA...................................       Italy              BBDO Worldwide Inc.                100%
The Media Partnership SpA........................       Italy                BBDO Italy SpA                    25%
Strategies SAL...................................      Lebanon               Impact/BBDO SAL                   10%
Impact/BBDO SAL..................................      Lebanon       Impact/BBDO International Ltd.            22%
BBDO (Malaysia) Sdn Bhd..........................     Malaysia           BBDO Asia Pacific Ltd.               100%
BBDO Mexico, S.A. de C.V.........................      Mexico              BBDO Worldwide Inc.                 80%
Keja/Donia B.V...................................    Netherlands          BBDO Nederlands B.V.                 50%
FHV/BBDO B.V.....................................    Netherlands          BBDO Nederlands B.V.                 50%
Bennis BPR B.V...................................    Netherlands          BBDO Nederlands B.V.                 50%
Signum B.V.......................................    Netherlands          BBDO Nederlands B.V.                 50%
Bartels/Verdonk Impuls B.V.......................    Netherlands          BBDO Nederlands B.V.                 50%
BBDO BC B.V......................................    Netherlands          BBDO Nederlands B.V.                 50%
BBDO Nederlands B.V..............................    Netherlands           BBDO Worldwide Inc.                 50%
Liberty Films B.V................................    Netherlands              FHV/BBDO B.V.                    50%
Media Direction Netherlands B.V..................    Netherlands              FHV/BBDO B.V.                    31%
BBDO Beheer B.V..................................    Netherlands          BBDO Nederlands B.V.                 50%
Quadrant Communicatie B.V........................    Netherlands               Signum B.V.                     50%
Bruns van der Wijk B.V...........................    Netherlands          BBDO Nederlands B.V.                 15%
Grant Tandy B.V..................................    Netherlands            BBDO Canada Inc.                  100%
OFI Finance B.V..................................    Netherlands               Registrant                      66%
                                                                             BBDO Canada Inc.                  34%
Clemenger/BBDO Ltd. (N.Z.).......................    New Zealand           Clemenger BBDO Ltd.                 47%
Diversified Marketing Services Ltd. (N.Z.).......    New Zealand           Clemenger BBDO Ltd.                 47%
Colenso Communications Ltd. .....................    New Zealand       Clemenger/BBDO Ltd. (N.Z.)              47%
HKM Advertising Ltd. ............................    New Zealand       Clemenger/BBDO Ltd. (N.Z.)              47%
BBDO/Nicaragua S.A...............................     Nicaragua               Garnier/BBDO                     25%
BBDO Oslo AS.....................................      Norway          BBDO Worldwide Europe GmbH              48%
Media Direction A/S..............................      Norway                 BBDO Oslo AS                     48%
Schroder Production AS...........................      Norway                 BBDO Oslo AS                     48%
Garnier/BBDO ....................................      Panama              BBDO Worldwide Inc.                 50%
BBDO Panama......................................      Panama                 Garnier/BBDO                     26%
BBDO Peru S.A....................................       Peru               BBDO Worldwide Inc.                 51%
PAC/BBDO Worldwide Inc...........................    Philippines         BBDO Asia Pacific Ltd.                30%
BBDO Warsaw......................................      Poland              BBDO Worldwide Inc.                100%
The Media Partnership Lda........................     Portugal   BBDO Portugal Agencia de Publicidade, Lda.    24%
Media Direction..................................     Portugal   BBDO Portugal Agencia de Publicidade, Lda.    95%
Tempo Media S.A..................................     Portugal   BBDO Portugal Agencia de Publicidade, Lda.    38%
BBDO Portugal Agencia de Publicidade, Lda........     Portugal         BBDO Worldwide Europe GmbH              95%
BBDO Puerto Rico Inc.............................    Puerto Rico           BBDO Worldwide Inc.                 85%
Carlos Productions...............................      Romania                Graffiti/BBDO                    13%
Graffiti/BBDO....................................      Romania             BBDO Worldwide Inc.                 20%
BBDO Marketing A/O...............................      Russia          BBDO Worldwide Europe GmbH             100%
Impact/BBDO......................................   Saudi Arabia     Impact/BBDO International Ltd.            44%
BBDO Singapore Pte Ltd...........................     Singapore          BBDO Asia Pacific Ltd.               100%
Tiempo/BBDO Madrid S.A...........................       Spain               BBDO Espana S.A.                   65%
The Media Partnership S.A........................       Spain               BBDO Espana S.A.                   23%
Contrapunto S.A..................................       Spain               BBDO Espana S.A.                   67%
Nucleo de Comunicacion...........................       Spain               Contrapunto S.A.                   67%
Tiempo/BBDO S.A..................................       Spain               BBDO Espana S.A.                   77%
BBDO Espana S.A..................................       Spain              BBDO Worldwide Inc.                 90%
C.P. Comunicacion................................       Spain               Contrapunto S.A.                   62%
Media Direction Madrid...........................       Spain            Tiempo/BBDO Madrid S.A.               65%
DEC S.A.       ..................................       Spain               Tiempo/BBDO S.A.                   65%
Media Direction S.A..............................       Spain               Tiempo/BBDO S.A.                   77%

                                      S-5
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
                                                                                                          Percentage
                                                                                                           of Voting
                                                    Jurisdiction                                          Securities
                                                         of                      Owning                    Owned by
                      Company                       Incorporation                Entity                   Registrant
                      -------                       -------------                ------                   ----------
CyberLine AG (SELLBYTELL AG).....................    Switzerland SELL BY TEL Telefon und Direktmarketing GmbH  22%
Ehrenstrahle International A.B...................      Sweden          BBDO Worldwide Europe GmbH              76%
HLR/BBDO Reklambyra A.B..........................      Sweden          BBDO Worldwide Europe GmbH             100%
Ehrenstrahle & Co. i Stockholm A.B...............      Sweden        Ehrenstrahle International A.B.           76%
HLR/Broadcast Filmproduction A.B.................      Sweden           HLR/BBDO Reklambyra A.B.              100%
Hird & Co. Annonsbyra A.B........................      Sweden           HLR/BBDO Reklambyra A.B.               52%
Gester & Co. A.B.................................      Sweden           HLR/BBDO Reklambyra A.B.               25%
BBDO Taiwan Advertising Company Ltd..............      Taiwan            BBDO Asia Pacific Ltd.                55%
Damask/BBDO Limited..............................     Thailand           BBDO Asia Pacific Ltd.                80%
Alice Marketing Communication Services...........      Turkey          BBDO Worldwide Europe GmbH              30%
BBDO Istanbul....................................      Turkey      Alice Marketing Communication Services      30%
Impact/BBDO......................................United Arab Emirates Impact/BBDO International Ltd.           44%
Abbott Mead Vickers PLC..........................  United Kingdom          BBDO Worldwide Inc.                 27%
First City/BBDO Ltd..............................  United Kingdom   Diversified Agency Services Ltd.           64%
BBDO Europe Ltd..................................  United Kingdom       Prism International Ltd.              100%
BBDO/Venezuela C.A...............................     Venezuela            BBDO Worldwide Inc.                 50%
DDB Needham Chicago Inc..........................     Delaware      The DDB Needham Worldwide Communications
                                                                                  Group Inc.                  100%
The Focus Agency Inc.............................     Delaware      The DDB Needham Worldwide Communications
                                                                                  Group Inc.                  100%
DDB Needham International Inc....................     Delaware         Omnicom International Inc.             100%
RPM Acquisition Inc..............................     Delaware      The DDB Needham Worldwide Communications
                                                                                  Group Inc.                  100%
Del Rivero Messianu Advertising..................      Florida            RPM Acquisition Inc.                 25%
DDB Needham Worldwide Partners Inc...............     New York      The DDB Needham Worldwide Communications
                                                                                  Group Inc.                  100%
The DDB Needham Worldwide Communications Group Inc.   New York                 Registrant                     100%
Doyle Dane Bernbach de Mexico S.A. de C.V........     New York                 Registrant                     100%
Griffin Bacal Inc................................     New York      The DDB Needham Worldwide Communications
                                                                                  Group Inc.                  100%
DDB Needham Dallas, Inc..........................       Texas       The DDB Needham Worldwide Communications
                                                                                  Group Inc.                  100%
Focus Agency Limited Partnership.................       Texas             The Focus Agency Inc.                66%
                                                                    Rapp Collins Agency Group Inc.             33%
                                                                        C-D Acquisitions Inc.                   1%
PGC Advertising, Inc.............................       Texas                  Registrant                     100%
Elgin DDB Inc....................................    Washington      The DDB Needham Worldwide Communications
                                                                                  Group Inc.                  100%
DDB Needham Worldwide Pty. Ltd. (Australia) .....     Australia   DDB Needham Worldwide Partners Inc.         100%
DDB Needham Brisbane Pty. Ltd....................     Australia   DDB Needham Worldwide Pty. Ltd. (Australia) 100%
Diversified Communications Group Pty Ltd.........     Australia   DDB Needham Worldwide Pty. Ltd. (Australia) 100%
DDB Needham Adelaide Pty. Ltd....................     Australia   DDB Needham Worldwide Pty. Ltd. (Australia)  60%
DDB Needham Sydney Pty. Ltd......................     Australia   DDB Needham Worldwide Pty. Ltd. (Australia) 100%
DDB Needham Melbourne Pty. Ltd...................     Australia   DDB Needham Worldwide Pty. Ltd. (Australia) 100%
Carr Clark Rapp Collins Pty Ltd..................     Australia     Diversified Communications Group Pty Ltd. 100%
Salesforce Victoria Pty Ltd......................     Australia     Diversified Communications Group Pty Ltd. 100%
Doyle Dane Bernbach Pty..........................     Australia                Registrant                     100%
DDB Needham Heye & Partner GmbH..................      Austria        DDB Needham Worldwide Partners Inc.     100%
DDB Needham Worldwide S.A. ......................      Belgium           DDB Needham International Inc.        20%
                                                                   The DDB Needham Worldwide Communications
                                                                                     Group Inc.                26%
                                                                       DDB Needham Worldwide Partners Inc.     20%
                                                                                 Registrant                    26%
T.M.P. S.A.......................................      Belgium           DDB Needham Worldwide S.A.            23%
Omnimedia S.A....................................      Belgium           DDB Needham Worldwide S.A.            46%
Marketing Power Rapp & Collins S.A...............      Belgium           DDB Needham Worldwide S.A.            60%
Production 32 S.A................................      Belgium           DDB Needham Worldwide S.A.            92%
DDB Needham Worldwide Brazil Publicidade Ltda....      Brazil      The DDB Needham Worldwide Communications
                                                                                  Group Inc.                   50%
Olympic DDB Needham Bulgaria.....................     Bulgaria          Olympic DDB Needham S.A.               63%
Omnicom Canada Inc...............................      Canada                  Registrant                     100%
Griffin Bacal Volny..............................      Canada              Griffin Bacal Inc.                  60%
Zegers DDB S.A...................................       Chile      DDB Needham Worldwide Partners Inc.         40%
Beijing DDB Needham Advertising Co. Ltd..........       China          DDB Needham Worldwide Ltd.              51%

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
                                                                                                          Percentage
                                                                                                           of Voting
                                                    Jurisdiction                                          Securities
                                                         of                      Owning                    Owned by
                      Company                       Incorporation                Entity                   Registrant
                      -------                       -------------                ------                   ----------
Guangzhou DDB Advertising Ltd....................       China      DDB Needham (China) Investment Ltd.         80%
DDB Needham Worldwide Colombia Ltda..............     Colombia     DDB Needham Worldwide Partners Inc.         80%
Adcom DDB Needham S.A............................    Costa Rica    DDB Needham Worldwide Partners Inc.         60%
Futura DDB Croatia...............................      Croatia             DDB Needham S.C.E.                  36%
DDB Needham Prague...............................  Czech Republic  DDB Needham Worldwide Partners Inc.         82%
The Media Partnership A/S........................      Denmark           DDB Needham Denmark A/S                6%
Rapp & Collins DDBN A/S..........................      Denmark           DDB Needham Denmark A/S               49%
E-Scape Interactive A/S..........................      Denmark           DDB Needham Denmark A/S               60%
                                                                         Rapp & Collins DDBN A/S                7%
Administration APS...............................      Denmark           DDB Needham Denmark A/S                8%
                                                                         TBWA Reklamebureau A/S                 7%
                                                                         Rapp & Collins DDBN A/S                5%
                                                                           BBDO Denmark A/S                     8%
                                                                      BBDO Business Communications A/S          7%
DDB Needham Denmark A/S..........................      Denmark     DDB Needham Worldwide Partners Inc.         70%
RCM/DDB..........................................    El Salvador  Adcom/DDB Needham Centroamerica, S.A.        13%
Brand Sellers DDB Estonia A.S....................      Estonia          DDB Worldwide Helsinki Oy              58%
Brand Sellers DDB OY.............................      Finland          DDB Worldwide Helsinki Oy              67%
DDB Worldwide Helsinki Oy........................      Finland     DDB Needham Worldwide Partners Inc.         67%
Datum Optimum Media Oy...........................      Finland          DDB Worldwide Helsinki Oy              36%
Diritto Rapp & Collins Oy........................      Finland          DDB Worldwide Helsinki Oy              54%
Motamo S.A.......................................      France                 DDB & Co. S.A.                   41%
DDB Cybertime SARL...............................      France         DDB Communication France S.A.            79%
DDB Lille S.A....................................      France         DDB Communication France S.A.            48%
DDB The Way S.A..................................      France         DDB Communication France S.A.            63%
DDB Atlantique S.A...............................      France         DDB Communication France S.A.            74%
TMPF S.A.........................................      France          Optimum Media Direction S.A.            15%
La Marque Media SNC..............................      France          Optimum Media Direction S.A.            89%
TMPR S.A.........................................      France                   TMPF S.A.                      12%
Optimum Media SNC................................      France          Optimum Media Direction S.A.            89%
Optimum Media Direction S.A......................      France         DDB Communication France S.A.            39%
                                                                          La Compagnie/BBDO S.A.               50%
Media Direction SNC..............................      France          Optimum Media Direction S.A.            89%
Productions 32 SNC...............................      France         DDB Communication France S.A.            52%
                                                                                SDMS S.A.                      17%
DDB & Co S.A.....................................      France         DDB Communication France S.A.            51%
MODA S.A.........................................      France         DDB Communication France S.A.            79%
Directing/Rapp & Collins S.A.....................      France         DDB Communication France S.A.            55%
DDB Trade SNC....................................      France         DDB Communication France S.A.            79%
Marketic Conseil S.A.............................      France         DDB Communication France S.A.            44%
Piment S.A.......................................      France         DDB Communication France S.A.            49%
Providence SNC...................................      France                   MODA S.A.                      79%
SFV-Perre Contact S.A............................      France                   SDMS S.A.                      17%
                                                                      DDB Communication France S.A.            52%
DDB Communication France S.A.....................      France                  Registrant                      79%
Publiteam S.A....................................      France                   SDMS S.A.                      40%
Louis XIV S.A....................................      France         DDB Communication France S.A.            40%
OP & A S.A.......................................      France         DDB Communication France S.A.            40%
SDMS S.A.........................................      France         DDB Communication France S.A.            49%
Printer SNC......................................      France         DDB Communication France S.A.            40%
                                                                                SDMS S.A.                      24%
Boxa Nova SNC....................................      France                   SDMS S.A.                      24%
                                                                      DDB Communication France S.A.            40%
Groupe 32 SNC....................................      France              Productions 32 SNC                  35%
                                                                          SFV-Perre Contact S.A.               13%
                                                                               Printer SNC                     19%

                                                                                                          Percentage
                                                                                                           of Voting
                                                    Jurisdiction                                          Securities
                                                         of                      Owning                    Owned by
                      Company                       Incorporation                Entity                   Registrant
                      -------                       -------------                ------                   ----------
Rapp & Collins SNC...............................      France         Directing/Rapp & Collins S.A.            27%
                                                                                Piment S.A.                    24%
DDB CIE SNC......................................      France         DDB Communication France S.A.            78%
DDB SNC..........................................      France         DDB Communication France S.A.            79%
Hoffmann, Reiser, Schalt Frankfurt...............      Germany  Communication Management GmbH Dusseldorf       48%
Optimum Sponsoring Dusseldorf....................      Germany      Jaschke Optimum Media Dusseldorf           26%
Optimum Media....................................      Germany  Communication Management GmbH Dusseldorf       99%
Production 32 Dusseldorf.........................      Germany  Communication Management GmbH Dusseldorf       99%
Jahns, Rapp & Collins Dusseldorf.................      Germany  Communication Management GmbH Dusseldorf       50%
                                                                           Heye & Partner GmbH                 18%
Hering, Selby & Co. Hamburg......................      Germany  Communication Management GmbH Dusseldorf       30%
Wensauer & Partner Ludwigsburg...................      Germany  Communication Management GmbH Dusseldorf       10%
Screen GmbH......................................      Germany  Communication Management GmbH Dusseldorf       99%
InterScreen GmbH.................................      Germany                 Screen GmbH                     49%
The Media Partnership GmbH.......................      Germany  Communication Management GmbH Dusseldorf       25%
DDB Needham Beteiligungsgesellschaft GmbH........      Germany  Communication Management GmbH Dusseldorf       82%
DDB Needham GmbH Dusseldorf......................      Germany  Communication Management GmbH Dusseldorf       99%
Fritsch Heine Rapp & Collins GmbH................      Germany  Communication Management GmbH Dusseldorf       85%
Heye & Partner GmbH..............................      Germany     DDB Needham Worldwide Partners Inc.         45%
Heye Management Service GmbH.....................      Germany             Heye & Partner GmbH                 23%
Print, Munchen GmbH..............................      Germany             Heye & Partner GmbH                 45%
Communication Management GmbH Dusseldorf.........      Germany                 Registrant                      99%
Optimum Media Direction Germany GmbH.............      Germany             Heye & Partner GmbH                 23%
                                                                               BBDO GmbH                       40%
DDBN GmbH (Frankfurt)............................      Germany  DDB Needham Beteiligungsgesellschaft GmbH      82%
Olympic DDB Needham S.A..........................      Greece      DDB Needham Worldwide Partners Inc.         63%
Tempo Hellas S.A.................................      Greece           Olympic DDB Needham S.A.               45%
                                                                           TBWA/Producta S.A.                  15%
Rapp Collins Hellas S.A..........................      Greece           Olympic DDB Needham S.A.               32%
The Media Partnership S.A........................      Greece           Olympic DDB Needham S.A.               16%
DDB Needham S.C.E................................      Greece           Olympic DDB Needham S.A.               63%
Leon & Partners..................................      Greece           Olympic DDB Needham S.A.               25%
Publinac/DDB Needham Guatemala [C.A.]............     Guatemala   Adcom/DDB Needham Centroamerica, S.A.        11%
Adcom/DDB Needham ...............................     Honduras    Adcom/DDB Needham Centroamerica, S.A.        25%
Bentley Communications Ltd.......................     Hong Kong       DDB Needham Asia Pacific Ltd.            33%
                                                                    Diversified Agency Services Ltd.           35%
Window Creative Ltd..............................     Hong Kong       DDB Needham Asia Pacific Ltd.            85%
DDB Needham Worldwide Ltd........................     Hong Kong       DDB Needham Asia Pacific Ltd.           100%
BPR Advertising Company Limited..................     Hong Kong       DDB Needham Asia Pacific Ltd.            28%
                                                                    Diversified Agency Services Ltd.           30%
DDB Needham Asia Pacific Ltd.....................     Hong Kong    DDB Needham Worldwide Partners Inc.        100%
DDB Needham (China) Investment Ltd...............     Hong Kong       DDB Needham Asia Pacific Ltd.           100%
DDB Needham Advertising Co. (Budapest)...........      Hungary       DDB Needham Heye & Partner GmbH           40%
                                                                     DDB Needham Worldwide Partners Inc.       40%
Lexington  Bt....................................      Hungary   DDB Needham Advertising Co. (Budapest)        40%
                                                                               Madison Bt.                     33%
Madison Bt.......................................      Hungary   DDB Needham Advertising Co. (Budapest)        66%
MUDRA Communications Ltd.......................         India   The DDB Needham Worldwide Communications
                                                                                  Group Inc                    10%
Verba DDB Needham S.R.L..........................       Italy      DDB Needham Worldwide Partners Inc.         85%
Optimum Media Direction..........................       Italy           Verba DDB Needham S.R.L.               43%
                                                                             BBDO Italy SpA                    50%
Verba PSA S.R.L..................................       Italy           Verba DDB Needham S.R.L.               55%
Grafika S.R.L....................................       Italy           Verba DDB Needham S.R.L.               85%
Nadler S.R.L.....................................       Italy           Verba DDB Needham S.R.L.               85%
TMP Italy S.R.L..................................       Italy           Verba DDB Needham S.R.L.               21%


                                                                                                          Percentage
                                                                                                           of Voting
                                                    Jurisdiction                                          Securities
                                                         of                      Owning                    Owned by
                      Company                       Incorporation                Entity                   Registrant
                      -------                       -------------                ------                   ----------
Rapp Collins S.R.L...............................       Italy           Verba DDB Needham S.R.L.               68%
DDB Needham Japan Inc............................       Japan    The DDB Needham Worldwide Communications
                                                                                Group Inc.                    100%
DDB Needham DIK Korea............................       Korea      DDB Needham Worldwide Partners Inc.         25%
Brand Sellers DDB Baltic.........................      Latvia           DDB Worldwide Helsinki Oy              44%
Naga DDB SDN BHD.................................     Malaysia        DDB Needham Asia Pacific Ltd.            30%
DDB Needham Worldwide S.A. de C.V................      Mexico                  Registrant                     100%
Result DDB.......................................    Netherlands   DDB Needham Worldwide Partners Inc.         90%
Capital Advice B.V...............................    Netherlands               Result DDB                      90%
Rapp and Collins B.V.............................    Netherlands               Result DDB                      90%
DDB Needham Holding B.V..........................    Netherlands   DDB Needham Worldwide Partners Inc.        100%
The Media Partnership............................    Netherlands               Result DDB                      17%
Tom Tom B.V......................................    Netherlands               Result DDB                      68%
DDB Needham New Zealand Ltd......................    New Zealand       DDB Needham Worldwide Ltd.              60%
DDB Needham Worldwide Ltd........................    New Zealand     DDB Needham Worldwide Pty. Ltd.
                                                                              (Australia)                     100%
New Deal DDB Needham A/S.........................      Norway           DDB Needham Holding B.V.                2%
                                                                    DDB Needham Worldwide Partners Inc.        49%
Optimum Media A/S................................      Norway           New Deal DDB Needham A/S               46%
Big Deal Film A/S................................      Norway           New Deal DDB Needham A/S               51%
Real Deal DDB A/S................................      Norway           New Deal DDB Needham A/S               26%
HMP DDB Needham A/S..............................      Norway           New Deal DDB Needham A/S               26%
Macaroni A/S.....................................      Norway           New Deal DDB Needham A/S               20%
                                                                          HMP DDB Needham A/S                   3%
Pro Deal A/S.....................................      Norway           New Deal DDB Needham A/S               51%
KS Reklameformidling.............................      Norway           New Deal DDB Needham A/S                3%
Adcom/DDB Needham Centroamerica, S.A.............      Panama      DDB Needham Worldwide Partners Inc.         50%
Adcom/DDB Needham Panama S.A.....................      Panama     Adcom/DDB Needham Centroamerica, S.A.        15%
AMA DDB Needham Worldwide Inc....................    Philippines      DDB Needham Asia Pacific Ltd.            51%
DDB Needham Worldwide Warszawa...................      Poland      DDB Needham Worldwide Partners Inc.        100%
Optimum Media Sp.Z.O.O...........................      Poland      DDB Needham Worldwide Partners Inc.         70%
Tempo Media Agencia de Meios, Publicidade S.A....     Portugal      DDB Needham Worldwide & Guerreiro
                                                                            Publicidade S.A.                   28%
The Media Partnership............................     Portugal      DDB Needham Worldwide & Guerreiro
                                                                            Publicidade S.A.                   18%
DDB Needham Worldwide & Guerreiro Publicidade S.A.    Portugal                  Registrant                     70%
Olympic DDB Romania SRL..........................      Romania               DDB Needham S.C.E.                63%
DDB Needham Worldwide GAF Pte. Ltd...............     Singapore        DDB Needham Asia Pacific Ltd.          100%
DDB Needham Worldwide Bratislava.................  Slovak Republic   DDB Needham Worldwide Partners Inc.       74%
Tandem DDB, S.A..................................       Spain    The DDB Needham Worldwide Communications
                                                                                Group Inc.                      7%
                                                                               Registrant                      79%
Tandem Campmany Guasch DDB, S.A..................       Spain                  Registrant                       2%
                                                                            Tandem DDB, S.A.                   84%
Optimum Media S.A................................       Spain       Tandem Campmany Guasch DDB, S.A.           86%
Instrumens/Rapp & Collins S.A....................       Spain               Tandem DDB, S.A.                   86%
Screen SA (Barcelona)............................       Spain                  Screen GmbH                     99%
A Toda Copia S.A.................................       Spain               Tandem DDB, S.A.                   86%
The Media Partnership S.A........................       Spain               Tandem DDB, S.A.                   19%
Paradiset DDB Needham A.B........................      Sweden       DDB Needham Worldwide Sweden A.B.          51%
DDB Needham Worldwide Sweden A.B.................      Sweden      DDB Needham Worldwide Partners Inc.        100%
Seiler DDB AG....................................    Switzerland         DDB Needham Holding AG                30%
DDB Needham Holding AG...........................    Switzerland               Registrant                     100%
DDB Needham Worldwide Inc........................      Taiwan         DDB Needham Asia Pacific Ltd.            90%
Spaulding & Hawi DDB Advertising Co., Ltd........     Thailand   The DDB Needham Worldwide Communications
                                                                                Group Inc.                    100%
Medina/Turgul DDB................................      Turkey      DDB Needham Worldwide Partners Inc.         30%
BMP DDB Ltd......................................  United Kingdom            Omnicom UK Ltd.                  100%
Billco Ltd.......................................  United Kingdom             BMP DDB Ltd.                    100%
Online Magic Ltd.................................  United Kingdom             BMP DDB Ltd.                     50%


                                                                                                          Percentage
                                                                                                           of Voting
                                                    Jurisdiction                                          Securities
                                                         of                      Owning                    Owned by
                      Company                       Incorporation                Entity                   Registrant
                      -------                       -------------                ------                   ----------
Optimum Media Direction Ltd......................  United Kingdom             BMP DDB Ltd.                    100%
Outdoor Connection Ltd...........................  United Kingdom             BMP DDB Ltd.                     33%
Griffin Bacal Limited............................  United Kingdom       Prism International Ltd.              100%
Target DDB Publicidad C.A........................     Venezuela   DDB Needham Worldwide Partners, Inc.         40%
Baxter, Gurian & Mazzei, Inc.....................    California   Health & Medical Communications, Inc.       100%
Rainoldi, Kerzner & Radcliffe, Inc...............    California        Kallir, Philips, Ross Inc.             100%
Alcone Marketing Group, Inc......................    California                Registrant                     100%
Copithorne & Bellows Public Relations Inc........    California                Registrant                     100%
Team South.......................................     Delaware    Rapp Collins Worldwide Holdings Inc.        100%
Quantum Plus Corp................................     Delaware    Rapp Collins Worldwide Holdings Inc.        100%
Clark & Weinstock Inc............................     Delaware                 Registrant                     100%
Ketchum International, Inc.......................     Delaware    Ketchum Communications Holdings, InC.       100%
Creative Media L.L.C.............................     Delaware           Premier Magazines Inc.                99%
                                                                  Goodby, Silverstein & Partners Holding Inc.   1%
Doremus & Company................................     Delaware             BBDO Worldwide Inc.                100%
Doremus Printing Corp............................     Delaware              Doremus & Company                 100%
Porter Novelli Inc...............................     Delaware              Doremus & Company                 100%
Premier Magazines Inc............................     Delaware                 Registrant                     100%
Lyons/Lavey/Nickel/Swift, Inc....................     Delaware           Lavey/Wolff/Swift, Inc.              100%
Rapp Collins Worldwide Inc. (DE).................     Delaware    Rapp Collins Worldwide Holdings Inc.        100%
Rapp Collins Agency Group Inc....................     Delaware                 Registrant                     100%
Optima Direct Inc................................     Delaware                 Registrant                     100%
Merkley Newman Harty, Inc........................     Delaware                 Registrant                     100%
Gavin Anderson & Company Worldwide Inc...........     Delaware                 Registrant                     100%
Bernard Hodes Advertising Inc....................     Delaware                 Registrant                     100%
Rapp Collins Worldwide Limited Partnership.......     Delaware    Rapp Collins Worldwide Holdings Inc.         99%
                                                                     Rapp Collins Worldwide GP Inc.             1%
Rapp Collins Worldwide GP Inc....................     Delaware                 Registrant                     100%
Rapp Collins Worldwide Holdings Inc..............     Delaware                 Registrant                     100%
Zintzmeyer & Lux (NA) Inc........................     Delaware      Interbrand Zintzmeyer & Lux A.G.          100%
Millsport L.L.C..................................     Delaware           Premier Magazines Inc.                25%
Medi Cine, Inc...................................     Delaware    Health & Medical Communications, Inc.       100%
Frank J. Corbett, Inc............................     Illinois    Health & Medical Communications, Inc.       100%
Rapp Collins Worldwide Inc. (IL).................     Illinois    Rapp Collins Worldwide Holdings Inc.        100%
HRC Illinois Inc.................................     Illinois    Rapp Collins Worldwide Holdings Inc.        100%
Brodeur & Partners Inc...........................   Massachusetts              Registrant                     100%
The Rodd Group Inc...............................     New York                 Registrant                      25%
Gerstman + Meyers Inc............................     New York          Interbrand Schechter Inc.             100%
RC Communications, Inc...........................     New York                 Registrant                      99%
Health & Medical Communications, Inc.............     New York             BBDO Worldwide Inc.                100%
Gavin Anderson & Company Inc.....................     New York   Gavin Anderson & Company Worldwide Inc.      100%
Lavey/Wolff/Swift, Inc...........................     New York    Health & Medical Communications, Inc.       100%
Interbrand Schechter Inc.........................     New York                 Registrant                     100%
Health Science Communications Inc................     New York                 Registrant                     100%
Kallir, Philips, Ross, Inc.......................     New York                 Registrant                     100%
Shain Colavito Pensabene Direct, Inc.............     New York                 Registrant                     100%
Harrison & Star, Inc.............................     New York                 Registrant                     100%
Harrison Star Public Relations, Inc..............     New York                 Registrant                     100%
Rapp & Collins USA Inc...........................     New York                 Registrant                     100%
Gavin Anderson & Company (Japan), Inc............     New York                 Registrant                     100%
Ketchum Communications, Inc......................   Pennsylvania  Ketchum Communications Holdings, Inc.       100%
Ketchum Communications Holdings, Inc.............   Pennsylvania               Registrant                     100%
GMR Group Inc....................................   Pennsylvania               Registrant                      47%
TLP, Inc.........................................       Texas                  Registrant                     100%
MDI S.A..........................................     Argentina                Registrant                      25%


                                                                                                          Percentage
                                                                                                           of Voting
                                                    Jurisdiction                                          Securities
                                                         of                      Owning                    Owned by
                      Company                       Incorporation                Entity                   Registrant
                      -------                       -------------                ------                   ----------
Gavin Anderson & Company Pty Ltd.................     Australia  Gavin Anderson & Company Worldwide Inc.      100%
Canberra Liaison.................................     Australia     Gavin Anderson & Company Pty Ltd.          40%
PPD Sales Services GmbH..........................      Austria           PPD Sales Services GmbH               84%
GPC Market Access Europe S.A.....................      Belgium        GPC Market Access Group Ltd.             36%
                                                                            GPC Connect Ltd.                   49%
KPR S.A..........................................      Belgium         Kallir, Philips, Ross, Inc.             26%
CPM Belgium S.A..................................      Belgium           Promotess Holdings S.A.              100%
Promotess Holdings S.A...........................      Belgium      Diversified Agency Services Ltd.          100%
Rapp Collins Brazil..............................      Brazil                  Registrant                      70%
Langdon Starr Inc................................      Canada              Omnicom Canada Inc.                 20%
GPC International Holdings Inc...................      Canada                  Registrant                      20%
Pathways Marketing Consultants (Shanghai) Co. Ltd.      China                  Registrant                      50%
Rapp Collins Centro America SA...................    Costa Rica   Rapp Collins Worldwide Limited Partnership   50%
PPD Marketing Services Spol.sr.o.................  Czech Republic        PPD Sales Services GmbH               43%
                                                                      PPD Marketing Services GmbH              41%
S.C.H. Consultants S.A...........................      France         GPC Market Access Group Ltd.             38%
Gavin Anderson & Company (France) S.A............      France    Gavin Anderson & Company Worldwide Inc.       90%
The Media Partnership Europe S.A.................      France                Omnicom UK Ltd.                   48%
Product Plus (France) S.A........................      France        Product Plus International Ltd.           83%
Ketchum Advertising France.......................      France          Ketchum International, Inc.             49%
KPRW Paris.......................................      France          Ketchum International, Inc.             60%
AZ Promotion - Moridis S.A.......................      France                Omnicom UK Ltd.                   40%
Gavin Anderson & Company Worldwide GmbH..........      Germany         BBDO Worldwide Europe GmbH              92%
TARGIS Agentur fur Kommunikation GmbH............      Germany      Diversified Agency Services Ltd.           51%
KPRW Munich GmbH.................................      Germany         Ketchum International, Inc.            100%
Ketchum Advertising GmbH.........................      Germany         Ketchum International, Inc.             65%
Advantage GmbH...................................      Germany              Doremus & Company                  35%
Zintzmeyer & Lux GmbH............................      Germany      Interbrand Zintermeyer & Lux A.G.         100%
Diversified Agency Services GmbH.................      Germany                 Registrant                      98%
                                                                    Diversified Agency Services Ltd.            2%
CPM International GmbH...........................      Germany      Diversified Agency Services GmbH           98%
                                                                         CPM International Ltd.                 2%
PPD Verwaltungs-GmbH.............................      Germany      Diversified Agency Services GmbH          100%
PPD Sales Services GmbH..........................      Germany           CPM International GmbH                 4%
                                                                          PPD Verwaltungs-GmbH                 80%
PPD Marketing Services GmbH......................      Germany           CPM International GmbH                 4%
                                                                          PPD Verwaltungs-GmbH                 80%
CCS Handelsservice GmbH..........................      Germany           PPD Sales Services GmbH               33%
Gavin Anderson & Company (H.K.) Ltd..............     Hong Kong  Gavin Anderson & Company Worldwide Inc.      100%
Doremus Hong Kong Ltd............................     Hong Kong             Doremus & Company                 100%
Product Plus (Far East) Ltd......................     Hong Kong      Product Plus International Ltd.           83%
Diversified Agency Services Ltd..................     Hong Kong       DDB Needham Asia Pacific Ltd.           100%
Rapp Collins Worldwide (Hong Kong) Ltd...........     Hong Kong     Diversified Agency Services Ltd.           80%
PPD Marketing Services Szolgaltata kft...........      Hungary           PPD Sales Services GmbH               42%
                                                                        PPD Marketing Services GmbH            42%
CCS Magyat Kft...................................      Hungary           PPD Sales Services GmbH               84%
Counter Products Marketing (Ireland) Ltd.........      Ireland           CPM International Ltd.               100%
Interbrand Italia Srl............................       Italy                Omnicom UK Ltd.                   25%
Inventa Srl......................................       Italy             Interbrand Italia Srl                15%
                                                                              Omnicom UK Ltd.                  10%
CPM Italia Srl...................................       Italy             Interbrand Italia Srl                25%
KPRW Milan.......................................       Italy          Ketchum International, Inc.             41%
PRAP Japan.......................................       Japan          Ketchum International, Inc.             15%
Kabushiki Kaisha Interbrand Japan................       Japan             Interbrand Group plc                 74%
                                                                Interbrand International Holdings (I.I.H.) BV  26%

                                                                                                          Percentage
                                                                                                           of Voting
                                                    Jurisdiction                                          Securities
                                                         of                      Owning                    Owned by
                      Company                       Incorporation                Entity                   Registrant
                      -------                       -------------                ------                   ----------
Interbrand Korea Inc.............................      Korea             Interbrand Group plc                 100%
Ketchum Mexico S.A. de C.B.......................      Mexico          Ketchum International, Inc.            100%
Rapp Collins Marcoa Mexico S.A. de C.V...........      Mexico    Rapp Collins Worldwide Limited Partnership   100%
CPM Nederland Field Marketing B.V................    Netherlands            CPM Belgium S.A.                  100%
Interbrand International Holdings (I.I.H.) BV....    Netherlands          Interbrand Group plc.               100%
PPD Marketing Services Sp.z.o.o..................      Poland            PPD Sales Services GmbH               43%
                                                                       PPD Marketing Services GmbH             41%
GPC Market Access Scotland Ltd...................     Scotland        GPC Market Access Group Ltd.             85%
Gavin Anderson & Company (Singapore) Pte. Ltd....     Singapore       Gavin Anderson & Company Inc.            60%
Interbrand Design Counsel Pte. Ltd...............     Singapore                Registrant                      40%
PPD Marketing Services Spol.sr.o.................  Slovak Republic       PPD Sales Services GmbH               43%
                                                                       PPD Marketing Services GmbH             41%
Adding Cognis SL.................................       Spain       Diversified Agency Services Ltd.           40%
Product Plus Iberica SA..........................       Spain        Product Plus International Ltd.           83%
Marketing Aplicado SA............................       Spain                Omnicom UK Ltd.                   40%
Ecosens AG.......................................    Switzerland    Interbrand Zintzmeyer & Lux A.G.           40%
Ketchum Public Relations plc.....................  United Kingdom   Diversified Agency Services Ltd.          100%
GPC Connect Ltd..................................  United Kingdom     GPC Market Access Group Ltd.             85%
Affinity Consulting Ltd..........................  United Kingdom    Countrywide Porter Novelli Ltd.           41%
Vandisplay Ltd...................................  United Kingdom        CPM International Ltd.               100%
CPM Field Marketing Ltd..........................  United Kingdom      Davidson Pearce Group Ltd.             100%
Alcone/ Europe Ltd...............................  United Kingdom      Davidson Pearce Group Ltd.             100%
Product Plus International Ltd...................  United Kingdom      Davidson Pearce Group Ltd.              83%
Countrywide Porter Novelli Ltd...................  United Kingdom   Diversified Agency Services Ltd.          100%
DAS Financial Services Ltd.......................  United Kingdom   Diversified Agency Services Ltd.           75%
                                                                            BBDO Canada Inc.                   25%
Medi Cine International plc......................  United Kingdom   Diversified Agency Services Ltd.          100%
WWAV Rapp Collins Group Ltd......................  United Kingdom   Diversified Agency Services Ltd.          100%
Gavin Anderson (UK) Ltd..........................  United Kingdom   Diversified Agency Services Ltd.          100%
GPC Market Access Group Ltd......................  United Kingdom   Diversified Agency Services Ltd.           85%
Doremus & Company Ltd............................  United Kingdom   Diversified Agency Services Ltd.          100%
Prism International Ltd..........................  United Kingdom   Diversified Agency Services Ltd.          100%
Omnicom UK Ltd...................................  United Kingdom   Diversified Agency Services Ltd.          100%
Market Access Ltd................................  United Kingdom     GPC Market Access Group Ltd.             85%
Interbrand UK Ltd................................  United Kingdom         Interbrand Group plc.               100%
Smythe Dorward Lambert Ltd.......................  United Kingdom            Omnicom UK Ltd.                  100%
Scope Ketchum Communications Group Ltd...........  United Kingdom            Omnicom UK Ltd.                  100%
Perception Design Ltd............................  United Kingdom  Scope Ketchum Communications Group Ltd.     51%
                                                                             Omnicom UK Ltd.                   49%
Scope Ketchum Communications Ltd.................  United Kingdom Scope Ketchum Communications Group Ltd.      85%
                                                                             Omnicom UK Ltd.                   15%
Scope Ketchum Sponsorship Ltd....................  United Kingdom  Scope Ketchum Communications Group Ltd.     85%
                                                                             Omnicom UK Ltd.                   15%
Scope Public Affairs Ltd.........................  United Kingdom  Scope Ketchum Communications Group Ltd.     50%
                                                                             Omnicom UK Ltd.                   50%
Markforce Associates Ltd.........................  United Kingdom         Interbrand Group plc.               100%
Interbrand Group plc.............................  United Kingdom            Omnicom UK Ltd.                  100%
Granby Marketing Services Ltd....................  United Kingdom            Omnicom UK Ltd.                  100%
CPM International Ltd............................  United Kingdom            Omnicom UK Ltd.                  100%
Davidson Pearce Group Ltd........................  United Kingdom            Omnicom UK Ltd.                  100%
Specialist Publications (UK) Ltd.................  United Kingdom            Omnicom UK Ltd.                  100%
Interbrand Zintermeyer & Lux A.G.................  United Kingdom            Omnicom UK Ltd.                  100%
The Anvil Consultancy Ltd........................  United Kingdom            Omnicom UK Ltd.                  100%
Premier Magazines Ltd............................  United Kingdom            Omnicom UK Ltd.                   75%


                                                                                                          Percentage
                                                                                                           of Voting
                                                    Jurisdiction                                          Securities
                                                         of                      Owning                    Owned by
                      Company                       Incorporation                Entity                   Registrant
                      -------                       -------------                ------                   ----------
Colour Solutions Ltd.............................  United Kingdom            Omnicom UK Ltd.                  100%
Solutions in Media Ltd...........................  United Kingdom            Omnicom UK Ltd.                  100%
Paling Walters Targis Ltd........................  United Kingdom            Omnicom UK Ltd.                  100%
A Plus Group Ltd.................................  United Kingdom            Omnicom UK Ltd.                   20%
Porter Novelli Ltd...............................  United Kingdom            Omnicom UK Ltd.                  100%
Macmillan Davies Hodes Advertising Ltd...........  United Kingdom       Prism International Ltd.              100%
Macmillan Davies Hodes Consultants Ltd...........  United Kingdom       Prism International Ltd.              100%
Diversified Agency Services Ltd..................  United Kingdom              Registrant                     100%
The Computing Group Ltd..........................  United Kingdom     WWAV Rapp Collins Group Ltd.            100%
Data Warehouse Ltd...............................  United Kingdom     WWAV Rapp Collins Group Ltd.             50%
WWAV Rapp Collins Ltd............................  United Kingdom     WWAV Rapp Collins Group Ltd.            100%
WWAV Rapp Collins North Ltd......................  United Kingdom     WWAV Rapp Collins Group Ltd.            100%
HLB Ltd..........................................  United Kingdom     WWAV Rapp Collins Group Ltd.            100%
WWAV Rapp Collins Scotland Ltd...................  United Kingdom     WWAV Rapp Collins Group Ltd.            100%
Clark McKay Buckingham Ltd.......................  United Kingdom     WWAV Rapp Collins Group Ltd.             25%
                                                                             BMP DDB Limited                   25%
Financial Database Marketing Ltd.................  United Kingdom     WWAV Rapp Collins North Ltd.             14%
TBWA Chiat/Day Inc...............................     Delaware           TBWA International B.V.               10%
                                                                               Registrant                      90%
The Chop Shop Editorial, Inc.....................     Delaware            TBWA Chiat/Day Inc.                 100%
Grand Central Partners L.P.......................     Missouri            TBWA Chiat/Day Inc.                  23%
TBWA Chiat/Day Inc. St. Louis....................     Missouri            TBWA Chiat/Day Inc.                 100%
TBWA Chiat/Day GBD Holdings, Inc.................     New York            TBWA Chiat/Day Inc.                 100%
GBB Advertising Co...............................     New York      TBWA Chiat/Day GBD Holdings, Inc.          51%
Savaglio TBWA y Associados S.A...................     Argentina                Registrant                      20%
Whybin TBWA Pty Ltd..............................     Australia                Registrant                      51%
Auspace Media Pty Ltd............................     Australia            Whybin TBWA Pty Ltd                 26%
TBWA S.A. (Brussels).............................      Belgium           TBWA International B.V.              100%
Illuco S.A. (Brussels)...........................      Belgium            TBWA S.A. (Brussels)                100%
Concept+.........................................      Belgium           TBWA International B.V.               61%
Eurospace S.A....................................      Belgium            TBWA S.A. (Brussels)                100%
TBWA Brazil......................................      Brazil      Omnicom International Holdings Inc.        100%
TBWA Graciotti Schonburg Navarro LTDA............      Brazil                  Registrant                      51%
Stringer Veroni Ketchum..........................      Canada              Omnicom Canada Inc.                 67%
                                                                      Ketchum International, Inc.              33%
Frederick y Valenzuela TBWA Disenadores Asociados S.A.  Chile                  Registrant                      30%
TBWA Reklamebureau A/S...........................      Denmark                 Registrant                      62%
Eliasson & Jesting/TBWA Dialog...................      Denmark           TBWA Reklamebureau A/S                51%
TBWA S.A.(Paris).................................      France            TBWA International B.V.               75%
TBWA (Deutschland) Holding GmbH (Frankfurt)......      Germany           TBWA International B.V.              100%
TBWA Werbeagentur GmbH...........................      Germany    TBWA (Deutschland) Holding GmbH (Frankfurt) 100%
TBWA Dusseldorf GmbH.............................      Germany           TBWA Werbeagentur GmbH               100%
Graf Bertel Buczek GmbH..........................      Germany             GBB Advertising Co.                 51%
TBWA/Producta S.A................................      Greece                  Registrant                      51%
TBWA Lee Davis Advertising Ltd...................     Hong Kong                Registrant                      51%
Fokusz TBWA Marketingkommunikacio KFT............      Hungary           TBWA International B.V.               30%
TBWA Italia SpA (Milan)..........................       Italy            TBWA International B.V.              100%
Teran TBWA Publicidad............................      Mexico                  Registrant                      30%
TBWA International B.V...........................    Netherlands               Registrant                     100%
Multicom Direct Marketing & Advertising..........    Netherlands         TBWA International B.V.              100%
TBWA Campaign Company ...........................    Netherlands         TBWA International B.V.              100%
Dresme Van Dijk Partners.........................    Netherlands         TBWA International B.V.              100%
Direct Company B.V...............................    Netherlands        Dresme Van Dijk Partners              100%
TBWA/ H Nethwork B.V. ...........................    Netherlands         TBWA International B.V.               50%
TISSA Holding B.V................................    Netherlands         TBWA International B.V.              100%


                                                                                                          Percentage
                                                                                                           of Voting
                                                    Jurisdiction                                          Securities
                                                         of                      Owning                    Owned by
                      Company                       Incorporation                Entity                   Registrant
                      -------                       -------------                ------                   ----------
TBWA Reclame & Marketing.........................    Netherlands         TBWA International B.V.              100%
TBWA Reklamebyra AS..............................      Norway            TBWA International B.V.               34%
TBWA Warsawa SP.Z.O.O............................      Poland                  Registrant                      41%
EPG-TBWA Publicidade Ltd.........................     Portugal                 Registrant                      65%
TBWA Fong Haque and Soh Pte Ltd..................     Singapore                Registrant                      70%
Hunt Lascaris TBWA Holdings (Pty) Limited........   South Africa         TBWA International B.V.               20%
                                                                               Registrant                      55%
Hunt Lascaris TBWA Johannesberg (Pty) Limited....   South Africa  Hunt Lascaris TBWA Holdings (Pty) Limited    75%
Hunt Lascaris TBWA FMC (Pty) Limited.............   South Africa  Hunt Lascaris TBWA Holdings (Pty) Limited    75%
Hunt Lascaris TBWA (Durban) (Pty) Limited........   South Africa  Hunt Lascaris TBWA Holdings (Pty) Limited    60%
Paroden Inv Holdings (Pty) Limited...............   South Africa         TBWA International B.V.              100%
Hunt Lascaris TBWA Cape (Pty) Limited............   South Africa  Hunt Lascaris TBWA Holdings (Pty) Limited    64%
Schalit Shipley Nethwork.........................   South Africa               Registrant                      20%
                                                                        TBWA/ H Nethwork B.V.                  10%
                                                                    Paroden Inv Holdings (Pty) Limited         40%
Rapp Collins S.A.................................   South Africa               Registrant                      80%
South Africa Advertising Investments (Pty) Limited  South Africa               Registrant                      60%
DDB Needham South Africa (Pty) Limited...........   South Africa     South Africa Advertising Investments
                                                                                (Pty) Limited                  41%
Eurospace Africa (Proprietary) Limited...........   South Africa               Registrant                      51%
The White House..................................   South Africa   DDB Needham South Africa (Pty) Limited      41%
TBWA Espana S.A..................................       Spain            TBWA International B.V.               95%
TBWA Sweden A.B..................................      Sweden                  Registrant                     100%
TBWA Reklambyra KB...............................      Sweden               TBWA Sweden A.B.                   50%
TBWA International A.G...........................    Switzerland         TBWA International B.V.              100%
TBWA A.G. (Zurich)...............................    Switzerland         TBWA International A.G.              100%
TBWA GGK Zurich AG...............................    Switzerland         TBWA International B.V.               35%
TBWA Next & Triplet Advertising Co. Limited......     Thailand                 Registrant                      51%
TBWA Ltd.........................................  United Kingdom      Floral Street Holdings Ltd.            100%
TISSA Ltd........................................  United Kingdom      Floral Street Holdings Ltd.            100%
Genesis Digital Creation Limited.................  United Kingdom               TBWA Ltd.                     100%
TBWA Direct Limited..............................  United Kingdom               TBWA Ltd.                     100%
Rose Video Ltd...................................  United Kingdom               TBWA Ltd.                     100%
Floral Street Holdings Ltd.......................  United Kingdom   Diversified Agency Services Limited       100%